UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   February 7, 2006

VERTEX PHARMACEUTICALS INCORPORATED

(Exact name of registrant as specified in its charter)

MASSACHUSETTS (State or other jurisdiction of incorporation)	000-19319 (Commission File Number)	04-3039129 (IRS Employer Identification No.)

130 Waverly Street

Cambridge, Massachusetts  02139

(Address of principal executive offices) (Zip Code)

(617) 444-6100

Registrant’s telephone number, including area code:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On February 7, 2006, Vertex Pharmaceuticals Incorporated (the “Company”) issued two press releases.  The first press release announced the successful completion of certain key studies of the Company’s hepatitis C protease inhibitor, VX-950.  The second press release reported the Company’s consolidated financial results for the year ended December 31, 2005.  A copy of first press release is attached as Exhibit 99.1 and is incorporated herein by reference.  A copy of the second press release is attached as Exhibit 99.2 and is incorporated herein by reference.

In accordance with General Instruction B-2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1 and Exhibit 99.2, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(c)  Exhibits

Exhibit	Description of Document

99.1	Press Release of Vertex Pharmaceuticals Incorporated, dated February 7, 2006, titled “Vertex Successfully Completes Key Studies with VX-950 to Prepare for Next Steps in Clinical Program”.

99.2	Press Release of Vertex Pharmaceuticals Incorporated, dated February 7, 2006, titled “Vertex Reports 2005 Financial Results”.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERTEX PHARMACEUTICALS INCORPORATED
(Registrant)

Date: February 7, 2006	/s/ Kenneth S. Boger
Kenneth S. Boger Senior Vice President and General Counsel